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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 14, 2005
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                             ON2 TECHNOLOGIES, INC.

             (Exact Name of registrant as specified in its charter)

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           Delaware                       1-15117                84-1280679
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

      21 Corporate Drive, Suite 103
         Clifton Park, New York                                  12065
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (646) 292-3533

   Former Name or Former Address, if Changed Since Last Report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01. OTHER EVENTS

On March 10, 2005, the London Court of International Arbitration tribunal released the decision of the arbitrator in On2's proceeding against its licensee, Beijing E-World, for breach of the two source code licenses between On2 and E-World. The arbitrator dismissed each of On2's claims and dismissed E-world's request for a declaration regarding the meaning of certain language under the contracts. In particular, the arbitrator ruled that:

o E-World was not obligated to pay minimum royalty amounts beginning in the first quarter of 2004, because the parties had not ported VP6 to a jointly-selected DSP;
o E-World is not yet required to pay the remaining license fee due under the contracts; and
o Because E-World had submitted On2's compression software to be made part of the People's Republic of China industrial standard for EVD prior to December 2003, E-World was not in breach of its obligation to have On2's software included as part of the EVD standard.

The arbitrator further found that:

o     the contracts remain in effect; and
o the parties have a continuing obligation to work towards porting On2's software to two commercially-available DSPs, a process that the arbitrator anticipated would be completed in 2005.

The arbitrator found that E-world did include the VP5 and VP6 codecs as part of its standards submissions to the Ministry of Information and China's Standards Accreditation Committee. On2 does not know whether the standards committee approved these recommendations.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        On2 Technologies, Inc.
                                        (Registrant)

Date:    March 14, 2005                 By:  /s/  DOUGLAS A. MCINTYRE
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                                             Name:  Douglas A. McIntyre
                                             Title: Chairman, President and CEO